NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2014
NETINCOME(LOSS)PER SHARE [Abstract]
NETINCOME(LOSS)PER SHARE

NOTE 21:- NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share:

	Year ended December 31,
	2014	2013	2012
Numerator:

Net income (loss) attributable to Syneron's shareholders	$(5,200)	$1,647	$(1,343)

Denominator:

Total weighted average number of shares outstanding used in computing:
Basic net income (loss) per share	36,703,251	35,921,848	35,474,693

Diluted net income (loss) per share	36,703,251	36,203,848	35,474,693

Basic and diluted net income (loss) per share	$(0.14)	$0.04	$(0.04)

Anti-dilutive securities:

The following numbers of shares were excluded from the computation of diluted net income (loss) per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	Year ended December 31,
	2014	2013	2012

Ordinary shares	4,285,397	3,184,294	4,513,130